UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Mario Alberto Gonzalez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2015

Date of reporting period:  January 31, 2015

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2015

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders:

We are pleased to present the semi-annual report for The Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2015.

I.	INTRODUCTION

For the semi-annual period of the Fund, the Mexican oil mix price slumped by around -57% while the Mexican Peso lost -11.75% against the U.S. Dollar. The turmoil in global foreign exchange markets as a result of U.S. Dollar strengthening was reflected in foreign investors’ demand for the Mexican 10-year Bond.  (See Exhibit A: Charts I, II & III). (Source: Bloomberg).

Furthermore, a sudden surge in market volatility due to global monetary policy divergence, geopolitical tensions, and uncertainties regarding a possible beginning of an upward trending U.S. interest rate cycle, prompted the Mexican Ministry of Finance to announce a pre-emptive cut to the 2015 budget on January 30, 2015, while BANXICO (central bank) lowered its 2015 Gross Domestic Product (GDP) growth projection.

The above mentioned increase in systematic risk resulted in an unprecedented valuation swing in the equities market for the Fund’s semi-annual period.  The Fund’s Net Asset Value (“NAV”) per share plotted an excess dollar return of 166 basis points (bps) compared to the MSCI-Mexico Index for the six month period ended January 31, 2015, which resulted in a narrowing of 99 bps when compared to the 265 bps excess dollar return for the same period in 2014, due primarily to the Fund being underweight in key large cap stocks which presented strong outperformance during the period as is explained in more detail in the “Fund Performance” section of this note.  (Source: U.S. Bancorp, Thompson, Bloomberg).

The main contributors to the Fund’s performance during the semi-annual period were: i) Auto Components 0.56%; ii) Transportation Infrastructure 0.25%, and iii) Machinery 0.10%, while the detractors were: i) Industrial Conglomerates -1.92%; ii) Construction Materials -1.35%; and iii) Food Products -1.28%.  (Source: PAM, Bloomberg).

The Mexican economy has continued to register a moderate recovery at the end of the Fund’s semi-annual period reflecting a positive trend in external demand as well as a gradual improvement in private investment, although private consumption remains lackluster with no pressure on either main input prices or external accounts. We expect a slower pace of private consumption growth on the back of still weak consumer confidence, but higher investment from private infrastructure projects and residential construction. (See full report at: www.paminversion.com)

THE MEXICO EQUITY AND INCOME FUND, INC.

Finally, the telecommunications and energy reforms continue their implementation; the first has already contributed to a substantial reduction in prices and the energy reform is expected to provide a comprehensive schedule of the proposed declaration of Round 1 winners by July 15, 2015. This opening up of the energy sector should translate into a unique geographical opportunity for large global oil companies, including strategic investment in the Gulf of Mexico in the mid-to-long term.

II.	FUND PERFORMANCE

The Net Asset Value (“NAV”) per share of the Fund decreased by -15.30% in U.S. Dollar terms for the six-month period ended January 31, 2015.  This decline in the Fund’s NAV is related to the -11.75% depreciation of the Mexican peso, which has a strong negative correlation with the price of oil despite the fact that net oil exports have gradually come to represent less (11%) as a percentage of total GDP. Although a six-month decline of -15.30% is not trivial, it still represents an outperformance of 166 bps compared to the MSCI-Mexico Index which fell -16.96% during the same period. This outperformance is less than those observed during previous six month periods due to our de-indexed strategy, where our underweight position in some of the most widely traded large cap stocks in favor of small and mid-cap stocks reduced the Fund’s outperformance when global indexed investors reacted to the attractive entry point caused by the depreciation of the Mexican peso with larger purchases of large cap stocks. (Source: U.S. Bancorp, Bloomberg).

The closing market price was US$ 12.10, representing a discount of -9.63% to a NAV of US$ 13.39. The Fund’s net assets totaled US$ 100,102,045 as of January 31, 2015; after the Board of Directors declared a dividend of US$ 11,037,717 (US$ 1.618 per share) with a December 26, 2014 ex-date, which was paid on January 28, 2015.  (Source: U.S. Bancorp, Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

Sources: U.S. Bancorp1; Thompson2, Bloomberg.

For the purpose of performance calculation, U.S. Bancorp assumes that Fund’s dividends and distributions are reinvested at the closing market price on the dividend ex-date and takes into account the dilution effect resulting from fund’s stock dividends. This calculation of the Fund’s performance figures may differ from other financial sources, such as Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate meaning that an investor’s shares, when sold, may be worth more or less than their original cost. Performance data as of the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, and (414) 765-4255 and or by consulting the Fund’s web page: www.mxefund.com.

There were no share repurchases during the Fund’s semi-annual period ended January 31, 2015. (Source: U.S. Bancorp).

III.	FUND INVESTMENT STRATEGY

We have continued to adhere the Fund to our de-indexed disciplined strategy which includes approximately 40% allocation in Small and Mid-Capitalization Stocks (US$ 100 million to US$ 5bn.) out of net total assets.

Top-5 holdings at the end of the Fund’s semi-annual period were:

i)	AMERICA MOVIL, Wireless Telecommunication-Large Cap (US$ 77 billion “bn”), that is underweighted relative to the MSCI-Mexico Index; it is a defensive play with relative better

THE MEXICO EQUITY AND INCOME FUND, INC.

financial results despite asymmetric regulation and we believe that management will continue to generate value to its stockholders in the long term.
ii)
MEGACABLE, a Media-Mid-Cap company (US$ 3.3 bn), overweighted relative to the MSCI-Mexico Index. Strength and financial resources to continue funding growth. EBITDA to CAPEX ratio of 48% and CAPEX to REVENUE of 20%, consolidated EBITDA 11%, and Margin of 42 % at 4Q’14. The company is also set to potentially become a winner from the  telecommunications reform.

iii)
PINFRA, Construction & Engineering-Mid-Cap (US$ 5 bn), best-in-class balance sheet, (4.4% Free Cash Flow Yield at end 2014), with an attractive long-term trajectory in its toll road segment niche dominance, as well as its operating cash flow profile which  supports strong growth on new project announcements – New Airport at Mexico City. Renewed positive sentiment for the Mexican infrastructure sector is also positive for PINFRA.

iv)
IENOVA, Gas Utilities-Mid-Cap (US$ 5.5 bn), the only infrastructure-energy (gas) related company listed on the Bolsa. High yield and a growing story relative to an underdeveloped natural gas pipe-line infrastructure across the country, as well as other energy related projects, i.e. alternative cogeneration and liquefaction plants.

v)
BIMBO, Food Products-Large Cap (US$ 12.7 bn). Solid corporate governance.  The largest baking company in the world in terms of sales (US$ 14.2 bn, 4% of total market share in the global baking industry). BIMBO U.S. consolidating business and current cycle of lowered grains is expected to increase EBITDA margins as U.S. and Mexico’s economic recovery continues. (Source: PAM, Bloomberg).

New stock additions during the Fund’s semi-annual period were:

i)
RASSINI, Small Cap (US$ 680 million), a lead designer and manufacturer of suspension and brake components for the global automotive industry, mainly focused on original equipment manufacturers (OEMs), for light commercial vehicles as well as the largest fully integrated brake rotor producer in the Americas with eight manufacturing sites strategically located in North America and Brazil. RASSINI was the main stock contributor for the Fund’ semi-annual period. (Source: PAM, Bloomberg).

ii)
AGUA, Small Cap (US$ 1 bn), leader in innovative water storage, water flow and water treatment solutions in Mexico, Brazil, Peru, Central America and Argentina, with strong brand recognition, strategic distribution network and innovative state-of-the-art production facilities. It is the only infrastructure-water solutions player listed in the Bolsa. AGUA was the third highest stock contributor to performance during the Fund’ semi-annual period. (Source: PAM, Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

IV.	MEXICAN ECONOMY

According to latest BANXICO, (central bank) minutes: …“i) the Mexican economy continues to show signs of a moderate recovery ii) with exports showing a favorable trend, iii) signs of a major dynamism in private investment, iv) private consumption continuing without a clear sign of a stable recovery and v) public spending with a limited effect in the economy”…

BANXICO’s 2015 economic growth projections are in a range of 2.5% to 3.5% compared to a 2.1% increase in economic activity during 2014.

As a result of a lower than expected recovery trend in internal demand, and considering that this may persist in the coming months, BANXICO remarked on its expectations that there can continue to exist negative risks for the Mexican economy going forward; and cites as main risks for economic activity in 2015 the following:

i)	Weaker-than-expected global economic expansion, especially in the U.S.;
ii)	Greater volatility and uncertainty in international financial markets;
iii)
A further decline in the oil prices and/or in the production platform that would affect external accounts and public finances, requiring an adjustment in public expenditures greater than what was recently announced.

Noteworthy, market expectations point toward a strengthening in the recovery of internal demand fueled by higher remittances flow, no further increase in gasoline prices, savings resulting from lower tariffs in the telecommunications sector, employment growth and notably improved economic conditions (approximately 7 % economic growth) in states that heavily service the growing export sector (BAJIO states area Queretaro, San Luis Potosí, Guanajuato, Jalisco including Nuevo Leon). (Source: Banxico). (See full report at www.paminversion.com).

V.	THE MEXICAN STOCK EXCHANGE

At the beginning of the Fund’s semi-annual period, the Mexican stock exchange (MEXBOL) recorded a strong rally of 23.5% in US dollar terms, supported by Mexico’s momentum; and, it recorded a -23% dollar correction with at least five high valuation swings from November to January 2015 period, reflecting the sudden approximate -10.0% Mexican peso loss versus the U.S. Dollar and dropping oil prices. (Please see: Chart IV ). (Source: Bloomberg).

The MEXBOL’s valuation plotted the 12 month forward Price to Earnings Ratio (P/E) at approximately 17.5 times compared to 20 times at the beginning of the Fund’s semi-annual period. (Please see: Chart V ). (Source: Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

VI.	CLOSING REMARKS

The energy & telecommunication reforms have begun to create opportunities for investors. AT&T’s entry into the telecom industry has confirmed a new competitive telecom landscape and we have witnessed some assertive strategic planning by large global oil companies at several energy-related forums in Mexico with a view to taking advantage of a rapidly evolving energy sector. Indeed, SENER, the Ministry of Energy, has continued with PEMEX’s Round One agenda, which should soon deliver new exploration and extraction projects in shallow waters.

We believe that Mexican equities present a long-term investment thesis as investors are increasingly aware of the need to differentiate among emerging markets as they evaluate country risk using multiple yardsticks such as: (i) degree of trade openness (ii) dependence on commodity exports and (iii) competitive policy frameworks. Furthermore, there is likely to be a strong case for following a de-indexed investment strategy that can generate Alpha.

We are convinced that using an objective analysis, the Mexican economy gets high marks in the long term; and, is poised to greatly benefit from an improved outlook for the U.S. economy, Mexico’s most important trading partner, and the profound structural reform (energy-telecom) that is currently being implemented.

Mexico’s most challenging issue relates to the trust of businessmen, the media, and the general public putting even more pressure on President Peña’s government to solve social issues.

The Fund’s portfolio continues to be based on our growth-value and total annual return valuation measurements, and we continue to maintain our disciplined approach to investing.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit A.
Chart I. Mexican Oil Mix & MX Peso Performance.
One Year to January 2015.

Source: PAM, Bloomberg.

The Mexican peso has remained weak due to mainly four factors:  1) US monetary policy normalization; 2) sluggish domestic activity; 3) low oil prices, which have exaggerated the use of the Mexican peso as a hedging vehicle; and 4) sociopolitical unrest and mid-term elections in June 2015, according to JPMorgan.

Chart II. Mexican Oil Mix: Current Price, Mexico’s Budget & Analysts’ 2015 Forecast.
As of January 2015.

Source: PAM, PEMEX, Bloomberg.

Oil revenues account for a third of the federal budget, the approved budget for this year provides an average price of 79 dollars per barrel. The lowest price was 37.36 on January 13, 2015.

THE MEXICO EQUITY AND INCOME FUND, INC.

Chart III. Depreciation of Latin American Currencies vs. US Dollar.
One Year to January 31, 2015.

Source: PAM, Bloomberg.

Chart IV. MEXBOL Index Performance (MXN).
One Year to January 31, 2015.

Source: PAM, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Chart V. MEXBOL 12-M Forward Price to Earnings Ratio.
December 2011 through January 2015.

Source: PAM, Bloomberg.
s: Stands for Standard Deviation.

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

THE MEXICO EQUITY AND INCOME FUND, INC.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Mexican Economic and Political Factors. Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks. Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive. The current rating is BBB. The agency stated that higher odds of reforms being approved, was the main reason to revise upwards.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

Definitions

•
MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.
•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	References to other funds should not be considered a recommendation to buy or sell any security.
•
GDP: Gross Domestic Product. The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•	INEGI: The National Institute of Statistics and Geography.
•	Price to Earnings Ratio P/E: A valuation ratio of a company’s current share price compared to its per-share earnings.
•
EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization, EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

•	CAPEX: Capital Expenditures. Funds use by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.
•
REVENUE: The amount of money that a company actually receives during a specific period, including discounts and deduction for returned merchandise. Revenue is calculated by multiplying the price at which goods or services are sold by the number of units or amount sold.

•
EBITDA to CAPEX: A ratio that measures a company’s ability to acquire long term assets. The EBITDA to capital expenditures ratio will often fluctuate as businesses go through cycles of large and small capital expenditures.

•	CAPEX to REVENUES: CAPEX to Revenues Ratio measures the level of investments a company is making into its future. It compares the capital expenditure (CAPEX) to sales in a given period.
•
Free Cash Flow (FCF): A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

•
Alpha: A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
Sovereign Debt Bonds: A debt security issued by a national government within a given country and denominated in a foreign currency. The foreign currency used will most likely be a hard currency, and may represent significantly more risk to the bondholder.

•
EM: Emerging Markets, an emerging market is a country that has some characteristics of a developed market but is not a developed market. This includes countries that may be developed markets in the future or were in the past. It may be a nation with social or business activity in the process of rapid growth and industrialization.

•	Support & Resistance: Support is the price level through which a stock or market seldom falls. Resistance, on the other hand, is the price level that a stock or market seldom surpasses.
•
Correlation is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

•	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2014	2013	2012	2011	2010
Real GDP Growth (y-o-y)	2.12%	1.39%	4.01%	4.04%	5.11%
Industrial Production (y-o-y Average)	1.85%	-0.30%	3.90%	3.80%	6.06%
Trade Balance (US billions)	-$2.44	-$1.01	$0.20	-$1.17	-$3.12
Exports	$397.54	$380.20	$370.90	$349.68	$298.36
Export growth (y-o-y)	4.6%	2.5%	6.2%	17.20%	28.2%
Imports	$399.98	$381.21	$370.80	$350.84	$301.48
Import growth (y-o-y)	4.9%	2.8%	5.7%	16.4%	25.0%

Financial Variables and Prices
28-Day CETES (T-bills) Average	2.99%	3.70%	4.29%	4.81%	4.40%
Exchange rate (Pesos/US$) Average	13.31	12.77	13.15	12.60	12.63
Inflation IPC, 12 month trailing	4.02%	3.97%	3.60%	3.82%	4.40%

Mexbol Index
USD Return	-10.33%	-1.33%	28.97%	-12.56%	28.79%
Market Cap- (US billions)	$211.90	$355.99	$372.29	$282.60	$281.56
EV/EBITDA	9.80	x	9.82	x	9.21	x	8.13	x	9.48	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	-4.18%	15.85%	47.13%	-13.81%	41.91%
Share Price	-4.57%	19.24%	45.13%	-12.18%	48.41%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2015 (Unaudited)
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2015 (Unaudited)

MEXICO – 102.52%	Shares	Value

COMMON STOCKS – 93.24%

Airports – 6.56%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	779,996	$3,577,486
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Series B	451,500	2,984,999
		6,562,485
Auto Parts & Equipment – 3.40%
Rassini, S.A.B de C.V. (a)	904,897	3,400,570

Beverages – 3.20%
Arca Continental, S.A.B. de C.V.	264,704	1,564,613
Fomento Economico Mexicano, S.A.B. de C.V.	196,850	1,644,061
		3,208,674
Building Materials – 3.74%
Cemex, S.A.B. de C.V. Series CPO (a)	4,218,318	3,745,676

Cable & Satellite – 7.05%
Megacable Holdings, S.A.B. de C.V. (a)	1,933,747	7,060,541

Construction and Infrastructure – 10.45%
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	1,582,949	3,993,938
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	574,701	6,468,765
		10,462,703
Consumer Financing Services – 4.27%
Credito Real, S.A.B. de C.V.	2,118,999	4,270,654

Energy – 5.27%
Infraestructura Energetica Nova, S.A.B. de C.V.	1,110,509	5,273,427

Financial Groups – 5.27%
Banregio Grupo Financiero, S.A.B. de C.V. (a)	455,393	2,356,031
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	431,848	2,191,579
Grupo Financiero Inbursa, S.A.B. de C.V. – Series O	282,728	729,006
		5,276,616

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Food – 7.33%
Gruma, S.A.B. de C.V.	149,346	$1,617,654
Grupo Bimbo, S.A.B. de C.V. (a)	1,782,450	4,535,351
Grupo Herdez, S.A.B. de C.V.	516,047	1,186,018
		7,339,023
Holding Companies – 6.08%
Alfa, S.A.B. de C.V. – Series A (a)	1,223,659	2,242,497
Grupo Carso, S.A.B. de C.V.	877,824	3,839,950
		6,082,447
Hotels, Restaurants, and Recreation – 5.88%
Grupe, S.A.B. de C.V. (a)	1,980,127	4,161,179
Grupo Sports World, S.A.B. de C.V. (a)	998,512	1,725,305
		5,886,484
Insurance Services – 2.46%
Qualitias Controladora, S.A.B. de C.V. (a)	1,238,599	2,457,449

Mining – 2.72%
Grupo Mexico, S.A.B. de C.V. – Series B	747,904	1,975,351
Industrias Penoles, S.A.B. de C.V.	37,969	749,476
		2,724,827
Real Estate Services – 4.10%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	2,123,634	4,105,735

Retail – 5.75%
Corporativo Fragua, S.A.B. de C.V.	51,047	738,997
El Puerto de Liverpool, S.A.B. de C.V. (a)	354,058	3,627,385
Grupo Sanborns, S.A.B. de C.V.	912,300	1,387,059
		5,753,441
Telecommunication – 7.42%
America Movil, S.A.B. de C.V. – Series L	6,945,200	7,427,303

Water – 2.29%
Grupo Rotoplas, S.A.B. de C.V. (a)	1,104,062	2,293,638
TOTAL COMMON STOCKS (Cost $92,334,139)		93,331,693

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Schedule of Investments (continued)	(Unaudited)

CAPITAL DEVELOPMENT CERTIFICATES – 2.37%	Shares		Value
Atlas Discovery Trust II (b)	300,000		$2,369,043
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,190,759)			2,369,043

REAL ESTATE INVESTMENT TRUSTS – 2.19%
Fibra Uno Administracion, S.A. de C.V.	727,861		2,194,824
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,427,327)			2,194,824

ASSET BACKED SECURITIES – 0.35%
Nafin (Infonavit – Banamex)
3.460%, 10/21/2041	11,034		348,766
TOTAL ASSET BACKED SECURITIES (Cost $325,467)			348,766

MORTGAGE BACKED SECURITIES – 1.52%
Nafin (Infonavit)
4.950%, 03/22/2039	58,600		1,523,616
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,637,364)			1,523,616

	Principal
SHORT-TERM INVESTMENTS – 2.85%	Amount		Value
Mexican INAFIN
0.00% Coupon, 2.733% Effective Yield, 02/04/2015 (c)	12,000,000	*	800,501
Mexican INAFIN
0.00% Coupon, 2.733% Effective Yield, 02/03/2015 (c)	30,830,000	*	2,056,469
TOTAL SHORT-TERM INVESTMENTS (Cost $2,917,764)			2,856,970
TOTAL MEXICO (Cost $101,832,820)			102,624,912

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Schedule of Investments (concluded)	(Unaudited)

UNITED STATES – 0.28%	Shares	Value

INVESTMENT COMPANIES – 0.28%
First American Treasury Obligation – Class A	280,876	$280,876
TOTAL INVESTMENT COMPANIES (Cost $280,876)		280,876
TOTAL INVESTMENTS (Cost $102,113,696) – 102.80%		102,905,788
Liabilities in Excess of Other Assets – (2.80)%		(2,803,743)
TOTAL NET ASSETS – 100.00%		$100,102,045

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The Adviser has determined these securities to be illiquid.  The total value of illiquid securities at January 31, 2015 was $2,369,043, comprising 2.37% of net assets, while the remainder of the Fund’s net assets 97.63% were liquid.

(c)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2015 (Unaudited)

ASSETS:
Investments, at value (cost $102,113,696)	$102,905,788
Receivables for investments sold	1,245,908
Interest receivable	28,620
Foreign currency (Cost $983)	970
Other assets	25,764
Total Assets	104,207,050

LIABILITIES:
Payable for securities purchased	3,902,963
Advisory fees payable	93,390
NYSE fees payable	28,692
Administration fees payable	21,107
Audit fees payable	17,390
Custody fees payable	9,753
Director fees payable	9,370
Fund accounting fees payable	8,062
Transfer Agent fees and expenses payable	2,674
CCO fees payable	187
Accrued expenses and other liabilities	11,417
Total Liabilities	4,105,005
Net Assets	$100,102,045
Net Asset Value Per Preferred Share ($649,747 / 48,535)	$13.39
Net Asset Value Per Common Share ($99,452,298 / 7,428,915)	$13.39

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 48,535 shares outstanding
(1,855,128 shares authorized)	$49
Common stock, $0.001 par value; 7,428,915 shares outstanding
(98,144,872 shares authorized)	7,429
Paid-in capital	98,960,666
Accumulated net investment loss	(679,732)
Accumulated net realized gain on investments and foreign currency	987,725
Net unrealized appreciation on investments and foreign currency	825,908
Net Assets	$100,102,045

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$343,340
Interest	35,463
Total Investment Income	378,803

EXPENSES
Advisory fees (Note B)	$671,509
Directors’ fees and expenses (Note B)	95,108
Administration fees (Note B)	71,201
Custodian fees (Note B)	34,425
Legal fees	33,426
Fund accounting fees (Note B)	26,475
CCO fees and expenses (Note B)	24,701
NYSE fees	23,743
Printing and mailing	20,550
Insurance expense	17,213
Audit fees	16,550
Transfer agent fees and expenses (Note B)	8,872
Miscellaneous	10,938
Total expenses	1,054,711
NET INVESTMENT LOSS	(675,908)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	2,844,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(20,556,023)
Net loss from investments and foreign currency transactions	(17,711,340)
Net decrease in net assets resulting from operations	$(18,387,248)

(1)	Net of $9,902 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2015	Year Ended
	(Unaudited)	July 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(675,908)	$73,688
Net realized gain on investments and foreign currency transactions	2,844,683	9,709,423
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	(20,556,023)	4,520,449
Net increase (decrease) in net assets resulting from operations	(18,387,248)	14,303,560

Distributions to Shareholders from:
Net investment income
Common stock	(40,640)	—
Preferred stock	(291)	—
Net realized gains
Common stock	(10,918,548)	(12,978,531)
Preferred stock	(78,238)	(104,270)
Decrease in net assets from distributions	(11,037,717)	(13,082,801)

Capital Share Transactions:
Issuance of common stock for dividend	8,278,288	9,812,101
Decrease in net assets from capital share transactions	8,278,288	9,812,101

Total increase (decrease) in net assets	(21,146,677)	11,032,860

Net Assets:
Beginning of year	121,248,722	110,215,862
End of period*	$100,102,045	$121,248,722
* Including accumulated net investment income (loss) of	$(679,732)	$37,107

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2015	For the Year Ended July 31,
	(Unaudited)	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.77	$17.91	$13.78	$13.26	$10.48	$7.37
Net investment income (loss)	(0.09)	0.01	(0.09)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gains on
investments and foreign currency transactions	(2.54)	2.10	4.35	0.48	2.75	3.00
Net increase from investment operations	(2.63)	2.11	4.26	0.43	2.72	2.99

Less: Distributions
Dividends from net investment income	(0.01)	—	—	—	(0.02)	—
Distributions from net realized gains	(1.61)	(2.13)	(0.19)	—	—	—
Total dividends and distributions	(1.62)	(2.13)	(0.19)	—	(0.02)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	0.00 (4)	0.06	0.09	0.08	0.12
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	—	—	(0.00	)(4)
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	(0.13)	(0.12)	—	—	—	—
Total capital share transactions	(0.13)	(0.12)	0.06	0.09	0.08	0.12

Net Asset Value, end of period	$13.39	$17.77	$17.91	$13.78	$13.26	$10.48

Per share market value, end of period	$12.10	$16.08	$15.84	$12.11	$11.64	$9.25
Total Investment Return Based on
Market Value, end of period(1)	(15.26)%	15.93%	32.55%	4.04%	26.09%	52.14%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2015		For the Year Ended July 31,
	(Unaudited)		2014	2013	2012	2011	2010
Ratios/Supplemental Data
Net assets, end of period (000’s)	$99,452		$120,386	$109,337	$86,970	$89,184	$74,609
Ratios of expenses to average net assets	1.79	%(2)	1.79%	1.62%	1.57%	1.51%	1.68%
Ratios of net investment income (loss)
to average net assets	(1.15	)%(2)	0.07%	(0.52)%	(0.42)%	(0.20)%	(0.02)%
Portfolio turnover rate(3)	89.37%		134.98%	179.10%	277.48%	253.20%	365.58%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Annualized.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(4)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2015	For the Year Ended July 31,
	(Unaudited)	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.77	$17.91	$13.78	$13.26	$10.48	$7.37
Net investment income	(0.09)	0.01	(0.09)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gains on
investments and foreign currency transactions	(2.54)	2.10	4.35	0.48	2.75	3.00
Net increase from investment operations	(2.63)	2.11	4.26	0.43	2.72	2.99

Less: Distributions
Dividends from net investment income	(0.01)	—	—	—	(0.02)	—
Distributions from net realized gains	(1.61)	(2.13)	(0.19)	—	—	—
Total dividends and distributions	(1.62)	(2.13)	(0.19)	—	(0.02)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	0.00 (4)	0.06	0.09	0.08	0.12
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	—	—	(0.00	)(4)
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	(0.13)	(0.12)	—	—	—	—
Total capital share transactions	(0.13)	(0.12)	0.06	0.09	0.08	0.12

Net Asset Value, end of period	$13.39	$17.77	$17.91	$13.78	$13.26	$10.48

Per share market value, end of period(5)	$12.09	$16.10	$14.50	$16.03	$11.93	$9.17
Total Investment Return Based on
Market Value, end of period(1)(5)	(15.13)%	26.38%	(8.34)%	34.37%	30.36%	33.87%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2015		For the Year Ended July 31,
	(Unaudited)		2014	2013	2012	2011	2010
Ratios/Supplemental Data
Net assets, end of period (000’s)	$650		$863	$878	$794	$764	$739
Ratios of expenses to average net assets	1.79	%(2)	1.79%	1.62%	1.57%	1.51%	1.68%
Ratios of net investment income (loss)
to average net assets	(1.15	)%(2)	0.07%	(0.52)%	(0.42)%	(0.20)%	(0.02)%
Portfolio turnover rate(3)	89.37%		134.98%	179.10%	277.48%	253.20%	365.58%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Annualized.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(4)	Less than 0.5 cent per share.
(5)	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2015 (Unaudited)

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities. If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2015.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2015. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2015:

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

	Level 1*	Level 2*	Level 3	Total
Equity
Airports	$6,562,485	$—	$—	$6,562,485
Auto Parts & Equipment	3,400,570	—	—	3,400,570
Beverages	3,208,674	—	—	3,208,674
Building Materials	3,745,676	—	—	3,745,676
Cable & Satellite	7,060,541	—	—	7,060,541
Capital Development Certificates	—	—	2,369,043	2,369,043
Construction and Infrastructure	10,462,703	—	—	10,462,703
Consumer Financing Services	4,270,654	—	—	4,270,654
Energy	5,273,427	—	—	5,273,427
Financial Groups	5,276,616	—	—	5,276,616
Food	7,339,023	—	—	7,339,023
Holding Companies	6,082,447	—	—	6,082,447
Hotels, Restaurants, and Recreation	5,886,484	—	—	5,886,484
Insurance Services	2,457,449	—	—	2,457,449
Mining	2,724,827	—	—	2,724,827
Real Estate Services	4,105,735	—	—	4,105,735
Retail	5,753,441	—	—	5,753,441
Telecommunication	7,427,303	—	—	7,427,303
Water	2,293,638	—	—	2,293,638
Total Equity	93,331,693	—	2,369,043	95,700,736
Real Estate Investment Trusts	$2,194,824	$—	$—	$2,194,824
Asset Backed Securities	$—	$348,766	$—	$348,766
Mortgage Backed Securities	$—	$1,523,616	$—	$1,523,616
Short-Term Investments	$280,876	$2,856,970	$—	$3,137,846
Total Investment in Securities	$95,807,393	$4,729,352	$2,369,043	$102,905,788

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

Description	Investments in Securities
Balance as of July 31, 2014	$2,631,578
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(262,535)
Balance as of January 31, 2015	$2,369,043

(1)	Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2015:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an increase in
	January 31, 2015	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,369,043	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2014, the Fund decreased undistributed net investment income by $36,581, and increased accumulated realized gain by $36,581.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2014 and July 31, 2013 were as follows:

Distributions paid from:	7/31/14	7/31/13
Ordinary Income	$10,150,547	$246,098
Long-Term Capital Gain	2,932,254	922,866
Total	$13,082,801	$1,168,964

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$100,537,967
Gross tax unrealized appreciation on investments	22,318,993
Gross tax unrealized depreciation on investments	(1,898,292)
Net tax unrealized appreciation on investments	20,420,701
Undistributed ordinary income	1,343,411
Undistributed long-term capital gains	8,793,929
Total distributable earnings	10,137,340
Other accumulated gains(losses)	$825
Total accumulated earnings(losses)	$30,558,866

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2014, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six months ended January 31, 2015 the Fund’s investment performance ranged from 4.1% to 9.3% above the investment performance of the Index.  Accordingly, for the six months ended January 31, 2015 the net investment advisor fee consisted of the base fee of $586,863 and an upward performance fee adjustment of $84,646.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (continued)	(Unaudited)

For the six months ended January 31, 2015, the Fund incurred Administra tion fees of $71,201, Fund Accounting fees and expenses of $26,475, Transfer Agent fees and expenses of $8,872 and Custody fees of $34,425.

At January 31, 2015, fees of $21,107, $8,062, $2,674 and $9,753 were owed for Fund Administration, Accounting, Transfer Agency, and Custody fees, respectively.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $105,023,434 and $106,733,167 respectively, for the six months ended January 31, 2015.

At January 31, 2015 approximately 102.5% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2015, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

During the six months ended January 31, 2015, the Fund continued to offer to convert any outstanding preferred shares to common shares on a one-for-one basis. There were no conversions of preferred shares to common shares during the period.

During the year ended July 31, 2014, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

During the year ended July 31, 2013, the Fund purchased 215,118 shares of capital stock in the open market at a cost of $2,671,807. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.82%.

During the year ended July 31, 2014, the Fund continued to offer to convert any outstanding preferred shares to common shares on a one-for-one basis. As a result of this conversion offer, 500 preferred shares participated in the offer and were converted to common shares.

During the year ended July 31, 2013, the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 8,604 preferred shares participated in the offer and were converted to common shares.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Notes to Financial Statements (concluded)	(Unaudited)

On December 4, 2014, the Board of Directors declared a stock dividend of $1.618 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 655,622 shares of common stock to stockholders that did not elect the cash option, which amounted to $8,278,288.

On December 5, 2013, the Board of Directors declared a stock dividend of $2.12644 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 669,385 shares of common stock to stockholders that did not elect the cash option, which amounted to $9,812,101.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for conversion preference features and the ability to elect two directors.

Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note to preferred shareholders.  The New York Stock Exchange (“NYSE”) announced March 21, 2013 that the staff of NYSE Regulation, Inc. has determined that the Preferred Stock is no longer suitable for listing because it does not meet the minimum continued listing distribution requirement of 100,000 publicly held shares outstanding as set forth in Section 802.01 of the NYSE Listed Company Manual.  Trading on the NYSE in the Fund’s Preferred Stock was suspended prior to the opening of trading on March 22, 2013. The Preferred Stock is now trading on OTC under MXEIP.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2015 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2014, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Additional Information (concluded)	(Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2014 was 0.41%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 100%. (unaudited)

The Fund designates 9.95% of dividends declared for the fiscal year July 31, 2014 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2015 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	January 31, 2015 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 18, 2014, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202.  As of October 16, 2014, the record date, outstanding shares of common and preferred stock were 6,773,293 and 48,535 respectively.  Holders of 5,872,614 shares of the Fund were present at the meeting either in person or by proxy.  These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum.  The stockholders voted on two proposals.  The stockholders elected two Directors to the Board of Directors and approved an Amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought by a stockholder against the Fund, its officers and directors.  The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors
		Votes For	Votes Withheld
	(01) Phillip Goldstein	5,704,412	168,202
	(02) Maria Eugenia Pichardo	4,204,788	1,667,826

II.	Approval of an Amendment to Amended and Restated By-Laws
		Votes For	Votes Against	Abstain
		1,664,324	556,351	1,574,808

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2015 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2015 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	Since	Managing Director of	Director, Imperial
615 E. Michigan Street		Compliance	2013 / 14 years	Hellerman Associates	Holdings, Inc.;
Milwaukee, WI 53202		Officer		(a financial and corporate	Director, Ironsides
				consulting firm) since 1993	Partners Opportunity
				(which terminated activities	Offshore Fund Ltd.;
				as of December 31, 2013).	Director, MVC
Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Chairman, Imperial
Park 80 West, Plaza Two,			2014 / 15 years	Mr. Goldstein has been a	Holdings, Inc.;
250 Pehle Avenue,				member of Bulldog Investors,	Director, MVC
Suite 708				LLC, the investment advisor	Capital, Inc.;
Saddle Brook, NJ 07663				of Special Opportunities	Chairman, Special
				Fund, Inc. and the Bulldog	Opportunities Fund,
				Investors group of funds.	Inc.
He also is a member of
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors
General Partnership,
since 2012.

From 1992-2012, Mr.
Goldstein was a member of
the general partners of several
private funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2013 / 14 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2012 / 14 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
advisor to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc. since 2009.

Andrew Dakos	1966	Director	Since	Since its inception in 2009,	Director, Imperial
Park 80 West, Plaza Two			2012 / 14 years	Mr. Dakos has been a	Holdings, Inc.;
250 Pehle Avenue,				member of Bulldog Investors,	Director, Special
Suite 708				LLC, the investment advisor	Opportunities
Saddle Brook, NJ 07663				of Special Opportunities	Fund, Inc.
Fund, Inc. and the Bulldog
Investors group of funds.
He also is a member of
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors General
Partnership, since 2012.
From 1999-2012, Mr. Dakos
was a member of the general
partners of several private
funds in the Bulldog Investors
group of funds and in 2012
became a member of Bulldog
Holdings, LLC which became
the sole owner of such general
partners. Chief Compliance
Officer of Bulldog Investors,
LLC from 2009-2012.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2015
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,	2014 / 5 years	Fund since the Fund’s
Bosques de las Lomas		Officer,		Inception; President and
Mexico DF 05120		President	Indefinite / 11 years	General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 4 years	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

Heber Longhurst	1978	Chief	Since 2015	Head of Analysis and	None
Paseo de Tamarindos 45-201		Financial		Marketing, Pichardo Asset
Bosques de las Lomas		Officer		Management, S.A. de C.V.
Mexico DF 05120				from January 2015 to present;
Senior Equity Analyst,
Interacciones Casa de Bolsa,
S.A. de C.V. from 2012 to
2015; Senior Equity Research
Associate, Citi Investment
Research from 2007 to 2012.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Maria Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/14 to 8/31/14	0	$0.00	0	0
9/1/14 to 9/30/14	0	$0.00	0	0
10/1/14 to 10/31/14	0	$0.00	0	0
11/1/14 to 11/30/14	0	$0.00	0	0
12/1/14 to 12/31/14	0	$0.00	0	0
1/1/15 to 1/31/15	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 9, 2015

By (Signature and Title)*        /s/ Mario Alberto Gonzalez
Mario Alberto Gonzalez, Chief Financial Officer

Date     April 9, 2015

* Print the name and title of each signing officer under his or her signature.